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                                                                   EXHIBIT 10.91


                      AMENDMENT TO THE WCD INVESTORS, INC.
                   AMENDED AND RESTATED 1994 STOCK OPTION PLAN

                  WHEREAS, Waters Corporation (the "Company"), through its predecessor company, WCD Investors Inc., has established and maintains a stock option plan for the benefit of key employees and directors of the Company and the subsidiaries thereof, the plan being entitled the WCD Investors Inc., Amended and Restated 1994 Stock Option Plan (the "Plan").

                  WHEREAS, the Company has paid a stock dividend effective as of June 10, 1999 ("Stock Dividend"), in the amount of one share of Common Stock for each share of Common Stock issued and outstanding and held of record as of May 27, 1999, in connection with which Stock Dividend and pursuant to the Plan, the Company has authorized that the aggregate number of shares of the Common Stock that may be issued under the Plan be doubled.

                  WHEREAS, as of June 10, 1999, a total of 3,690,882 shares of the Company's Common Stock were reserved for issuance pursuant to the Plan, and that as a result of the Stock Dividend, such number of shares reserved for issuance was doubled to 7,381,764 shares.

         NOW, THEREFORE, in accordance with the power of amendment contained in
Section 3.1(a) of the Plan, the Company having heretofore taken all necessary action to amend the Plan, the Plan is hereby amended, as follows:

                  1. Section 1.6(a)(i) is hereby amended by replacing the number "44,894" on the second line of such paragraph with the number "2,206,146."

                  2. Section 1.6(a)(ii) is hereby amended by replacing the number "56,000" on the second line of such paragraph with the number "2,751,910."

                  3. Section 1.6(a)(iii) is hereby amended by replacing the number "104,186" on the second line of such paragraph with the number "5,119,828."

                  4. The reference to the number "205,080" appearing in Section 1.6(a) is hereby deleted and substituted with the number "10,077,884."

                  5. Section 3.4 shall be amended by adding the words "occurring after June 10, 1999" after the words "consolidation or other recapitalization" that appear on the fifth and sixth lines of
                  Section 3.4.


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                  IN WITNESS WHEREOF, the Company has caused this amendment to be signed on its behalf by its duly authorized representative this 10th day of June 1999.

                                       WATERS CORPORATION


                                       By:  /s/ BRIAN K. MAZAR
                                            ---------------------------------

                                       Its: SR. VICE PRESIDENT, HUMAN RESOURCES
                                            AND INVESTOR RELATIONS
                                            ---------------------------------